Exhibit No. 24





                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------



/s/  Peter B. Lewis                         Director and Chairman
----------------------------
Peter B. Lewis

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------



/s/ Glenn M. Renwick                        Director, President and Chief
----------------------------                  Executive Officer
Glenn M. Renwick

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of March, 2002.


                                    Position(s) with
Signature                           The Progressive Corporation
---------                           ---------------------------



/s/ W. Thomas Forrester
----------------------------
W. Thomas Forrester                 Vice President and Chief Financial Officer

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of March, 2002.


                                   Position(s) with
Signature                          The Progressive Corporation
---------                          ---------------------------



 /s/   Jeffrey W. Basch
----------------------------
Jeffrey W. Basch                    Vice President and Chief Accounting Officer

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------



/s/ Milton N. Allen
----------------------------
Milton N. Allen                             Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------



/s/ B. Charles Ames
----------------------------
B. Charles Ames                             Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


/s/ James E. Bennett, III
----------------------------
James E. Bennett, III                       Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


 /s/ Charles A. Davis
----------------------------
Charles A. Davis                            Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 14th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


/s/ Stephen R. Hardis
----------------------------
Stephen R. Hardis                           Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


 /s/ Janet Hill
----------------------------
Janet Hill                                  Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of March, 2002.




                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


/s/ Jeffrey D. Kelly
----------------------------
Jeffrey D. Kelly                            Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 16th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


/s/ Philip A. Laskawy
----------------------------
Philip A. Laskawy                           Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


/s/ Norman S. Matthews
----------------------------
Norman S. Matthews                          Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2001, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of March, 2002.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------


/s/ Donald B. Shackelford
----------------------------
Donald B. Shackelford                       Director